UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2015

LAZARE KAPLAN INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7848	13-2728690
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 972-9700

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Lazare Kaplan International Inc. (the “Company”) was named as a respondent in an Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934, File No. 3-16991 (the “Order”). As stated in the Order, the Securities and Exchange Commission (the “Commission”) deems it necessary and appropriate for the protection of investors that a public administrative proceeding be instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Exchange Act”) against the Company (the “Proceeding”), allegedly as a result of the Company’s failure to file any periodic reports since it filed its Quarterly Report on Form 10-Q for the period ended February 28, 2009. The Company has previously publicly announced, in its Form 8-K filed with the Commission on May 20, 2014, that it may be subject without further notice to a Proceeding and the consequences thereof, after receipt of a warning letter from the Commission dated May 15, 2014.

The Proceeding, if the Commission is successful, would permit the Commission to revoke the Company’s registration under the Exchange Act. Among other things, this would have the effect of prohibiting any member of a national securities exchange, broker, or dealer from effecting any transaction in, or induce the purchase or sale of, the securities of the Company.

The Company, as stated in prior filings with the SEC, has been unable to resolve a material uncertainty concerning (a) the collectability and recovery of certain assets, and (b) the Company’s potential obligations under certain lines of credit and a guaranty (all of which, the “Material Uncertainties”) and, accordingly, the Company has been unable to finalize its financial statements or file the corresponding (i) Annual Reports on Form 10-K for each of its fiscal years ended May 31, 2009-2015, and (ii) Quarterly Reports on Form 10-Q for its quarterly fiscal periods ended after May 31, 2009. Also as previously stated in prior filings with the SEC, as part of the Company’s resolution of such Material Uncertainties, the Company has commenced a lawsuit against KBC Bank N.V. (“KBC”) and Antwerp Diamond Bank N.V. (“ADB”), alleging that the banks engaged in money laundering and other illegal activity that includes the theft of over $135 million from the sales of diamonds belonging to the Company and its affiliates. The Company believes that successfully resolving the Material Uncertainties, including such lawsuit, would enable the Company to finalize its financial statements and consequently finalize and file its Forms 10-K and Forms 10-Q for the applicable periods.

The Company, while continuing to reserve all available options, answered the allegations contained in the Order on December 21, 2015, arguing that, among other things, (a) the facts do not warrant a revocation of the registration of the Company’s registered securities, (b) the Proceeding should be dismissed or, in the alternative, a temporary trading suspension of the Company’s securities for up to twelve months is the appropriate remedy, (c) given that the Company is pursuing resolution of the remaining Material Uncertainties, dismissal of the Proceeding, or, in the alternative, a temporary trading suspension for up to twelve months, is the remedy that best serves the interests of the Company and its shareholders and (d) the Company hopes to obtain a resolution of the remaining Material Uncertainties within 12 months.

The Company expects that the Administrative Law Judge assigned to the proceeding will issue an initial decision no later than April 9, 2016.

While the Company intends to as promptly as practicable finalize and file its Forms 10-K and Forms 10-Q for the periods referenced above with the SEC upon the earlier to occur of (a) the successful resolution of the remaining aspects of the Material Uncertainties or (b) the Company concluding (together with its Independent Public Accountants) that the remaining Material Uncertainties have been resolved to such an extent that it can finalize its financial statements, it does not presently expect to be current in such filings before April 9, 2016.

In the event of any such revocation of registration under the Exchange Act, the Company intends to re-register its common stock under Section 12 of the Exchange Act. However, if de-registered, there is no assurance that the Company will resume being a publicly traded company under the Exchange Act. Accordingly, should the deregistration become final, and until such time as the Company effects such re-registration (of which it can give no assurance as a result of the Material Uncertainties or otherwise), the disclosure requirements under the Exchange Act, including the filing of periodic reports and proxy statements, will not be applicable to the Company.

Furthermore, upon entry of an order by the SEC to de-register the Company’s common stock, the Company’s common stock will be suspended from trading, broker-dealers will be prohibited from executing trades in the Company’s common stock, and as a result, public trading of the Company’s common stock will cease.

Forward-Looking Statements

The information provided in this Form 8-K includes forward-looking statements, including, without limitation, statements regarding the estimated timing for the completion of the Company’s financial statements, the filing of the Company’s annual and quarterly reports, and expectations regarding the Company’s legal and administrative proceedings.

Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements, including developments in the marketplace for the Company’s products, competition, related products and services, general economic conditions, resolution of the Company’s Material Uncertainties, as well as other risks and uncertainties. Accordingly, the Company cannot give assurance that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARE KAPLAN INTERNATIONAL INC.

Date: December 22, 2015	By: /s/ William H. Moryto
William H. Moryto,
Vice President and Chief Financial Officer

4